SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported):

                                  March 6, 1997



                           RIGGS NATIONAL CORPORATION
                  --------------------------------------------
               (Exact name of Registrant as specified in Charter)



           Delaware                    0-9756           52-1217953
    ---------------------------     ------------   ---------------------
   (State or other jurisdiction     (Commission       (IRS Employer
       of incorporation)            File Number)   Identification Number)



             1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
    --------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 887-6000
                                                           --------------


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ITEM 5.     OTHER EVENTS

     On January 15, 1997, the Corporation announced its fourth quarter and full year 1996 earnings.




ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this Form 8-K:




EXHIBIT NO.                         DESCRIPTION

      99       Press release, dated January 15, 1997, as amended March 6, 1997.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




 Date:  March 6, 1997                         /s/ JOHN L. DAVIS
      ---------------                -------------------------------------
                                                  John L. Davis
                                             Chief Financial Officer
                                             (Principal Financial and
                                                Accounting Officer)


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INDEX TO EXHIBITS


EXHIBIT NO.                            DESCRIPTION

       99       Press release dated January 15, 1997, as amended March 6, 1997.